Prepaid expenses	6 Months Ended
Jun. 30, 2019
Prepaid expenses
Prepaid expenses

6. Prepaid expenses

Prepaid expenses on June 30, 2019 amounted to €8.3 million, compared to €3.0 million on December 31, 2018. The increase in prepaid expenses is mainly driven by upfront fees paid in the first six months of 2019 to a third-party drug product manufacturer as the Company is further advancing its clinical development and manufacturing activities of efgartigimod.